Exhibit 21.1

SUBSIDIARIES

Name	Jurisdiction of Organization
IIT Springing Member Inc.	Delaware
Industrial Income Operating Partnership LP	Delaware
IIT TRS Corp.	Delaware
IIT Real Estate Holdco LLC	Delaware
IIT Acquisitions LLC	Delaware
IIT LOC Lender LLC	Delaware
IIT Services LLC	Delaware
IIT 1905 Raymond Avenue LLC	Delaware
IIT Bell Gardens Portfolio I LP	Delaware
IIT Bell Gardens Portfolio I GP LLC	Delaware
IIT Pinole Business Park I LP	Delaware
IIT Pinole Business Park I GP LLC	Delaware
IIT 48350 Fremont Blvd LP	Delaware
IIT 48350 Fremont Blvd GP LLC	Delaware
IIT Portland Portfolio – Airport Park LLC	Delaware
IIT Portland Portfolio – Airport Center LLC	Delaware
IIT Atlanta – Suwanee Pointe LLC	Delaware
IIT Baltimore Brandon Woods I LLC	Delaware
IIT Dallas – 3737 & 4024 Rock Quarry Road GP LLC	Delaware
IIT Dallas – 3737 & 4024 Rock Quarry Road LP	Delaware
IIT Inland Empire – 3700 Indian Avenue GP LLC	Delaware
IIT Inland Empire – 3700 Indian Avenue LP	Delaware
IIT Tampa – 4410 Eagle Falls Place LLC	Delaware
IIT Hagerstown Distribution Center LLC	Delaware
IIT Kent Valley Distribution Center LLC	Delaware
IIT Upper Marlboro Distribution Center LLC	Delaware
IIT Social Circle Distribution Center LLC	Delaware
IIT Atlanta – Industrial Parkway DC LLC	Delaware
IIT Aurora – Park 88 DC LLC	Delaware
IIT Bolingbrook Park 55 DC LLC	Delaware
IIT Carlisle Ritner Owner DC LLC	Delaware
IIT Carlisle Ritner DC LLC	Delaware
IIT Dallas – Vista Point GP LLC	Delaware
IIT Dallas – Vista Point LP	Delaware
IIT Hagerstown – Industrial Lane DC LLC	Delaware
IIT Ontario – Sterling DC GP LLC	Delaware
IIT Ontario – Sterling DC LP	Delaware
IIT Woodridge – Maple Point DC I LLC	Delaware
IIT Woodridge – Maple Point DC II LLC	Delaware
IIT Woodridge – Maple Point Lender LLC	Delaware
IIT Mt. Olive DC LLC	Delaware
IIT Exton DC Owner LLC	Delaware
IIT Exton DC LLC	Delaware
IIT Ontario – Champagne DC GP LLC	Delaware
IIT Ontario – Champagne DC LP	Delaware
IIT Crossroads DC LLC	Delaware
IIT – BWI Commerce Center LLC	Delaware
IIT Sorensen Industrial LLC	Delaware
Sorensen Industrial Limited Partnership LP	Delaware
IIT Lehigh Industrial Owner LLC	Delaware
IIT Lehigh Industrial LLC	Delaware
IIT Gateway DC GP LLC	Delaware
IIT Gateway DC LP	Delaware
IIT – BWI Commerce Center II LLC	Delaware
IIT Hartman Business Center LLC	Delaware

Name	Jurisdiction of Organization
IIT Memphis IC LLC	Delaware
IIT Brandon Woods DC II LLC	Delaware
IIT Columbia Park IC LLC	Delaware
IIT Somerset Industrial Center LLC	Delaware
IIT Somerset IC II LLC	Delaware
IIT Baltimore IC LLC	Delaware
IIT Chantilly DC LLC	Delaware
IIT Industrial Parkway (CA) DC GP LLC	Delaware
IIT Industrial Parkway (CA) DC LP	Delaware
IIT Kent Valley DC II LLC	Delaware
IIT PA – 110 Summit Drive Owner LLC	Delaware
IIT PA – 110 Summit Drive LLC	Delaware
IIT Washington (DC) Corporate Center GP LLC	Delaware
IIT Washington (DC) Corporate Center LP LLC	Delaware
IIT Washington (DC) Corporate Center LP	Delaware
IIT Washington (DC) Corporate Center LLC	Delaware
IIT Weston Business Center LLC	Delaware
IIT AZ-MD-TX Holdco LLC	Delaware
IIT 10th Street Business Park GP LLC	Delaware
IIT 10th Street Business Park LP	Delaware
IIT Cactus DC LLC	Delaware
IIT Hollins End Industrial Park LLC	Delaware
IIT Hollins End Industrial Park Lender LLC	Delaware
IIT AZ-OR-TX-MD Holdco LLC	Delaware
IIT Windfern DC GP LLC	Delaware
IIT Windfern DC LP	Delaware
IIT Foster CC LLC	Delaware
IIT Agave DC LLC	Delaware
IIT Northwest 8 IC GP LLC	Delaware
IIT Northwest 8 IC LP	Delaware
IIT Houston Commerce Portfolio Holdco LLC	Delaware
IIT Commerce Park NW GP LLC	Delaware
IIT Commerce Park NW LP	Delaware
IIT Commerce Park SW GP LLC	Delaware
IIT Commerce Park SW LP	Delaware
IIT Medical Center BP GP LLC	Delaware
IIT Medical Center BP LP	Delaware
IIT Westchase BP GP LLC	Delaware
IIT Westchase BP LP	Delaware
IIT PA-Indy Holdco LLC	Delaware
IIT Lehigh Valley DC Owner LLC	Delaware
IIT Lehigh Valley DC LLC	Delaware
IIT North Plainfield DC LLC	Delaware
IIT Indianapolis DC LLC	Delaware
IIT Regional Industrial Portfolio Holdco LLC	Delaware
IIT Marina West Industrial LLC	Delaware
IIT Westfork Industrial LLC	Delaware
IIT Southpoint Industrial LLC	Delaware
IIT Valwood West Industrial GP LLC	Delaware
IIT Valwood West Industrial LP	Delaware
IIT Southwest Chicago/TX-GA-PA Holdco LLC	Delaware
IIT Southwest Chicago Holdco LLC	Delaware
IIT Woodridge – Bridge Point DC LLC	Delaware
IIT Woodridge – Park 355 DC LLC	Delaware
IIT Woodridge – Park 355 Lender LLC	Delaware
IIT Aurora DC LLC	Delaware
IIT TX-GA-PA Holdco LLC	Delaware
IIT York – Willow Springs Owner LLC	Delaware
IIT York Willow Springs LLC	Delaware

Name	Jurisdiction of Organization
IIT Atlanta Liberty DC LLC	Delaware
IIT Sugarland Interchange DC GP LLC	Delaware
IIT Sugarland Interchange DC LP	Delaware
IIT Keystone Industrial Park Owner LLC	Delaware
IIT Keystone Industrial Park LLC	Delaware
IIT Valley Forge Business Center Owner LLC	Delaware
IIT Valley Forge Business Center LLC	Delaware
IIT West Chester DC Owner LLC	Delaware
IIT West Chester DC LLC	Delaware
IIT Center Square DC LLC	Delaware
IIT Pureland DC I LLC	Delaware
IIT Pureland DC II LLC	Delaware
IIT Tamarac Commerce Center LLC	Delaware
IIT Tamarac Business Center LLC	Delaware
IIT Ft. Lauderdale Industrial I LLC	Delaware
IIT Ft. Lauderdale Industrial II LLC	Delaware
IIT Tamarac Commerce Center II LLC	Delaware
IIT Tamarac Commerce Center III LLC	Delaware
IIT Salt Lake City DC LLC	Delaware
IIT Raceway Crossings GP LLC	Delaware
IIT Raceway Crossings IC LP	Delaware
IIT Burleson BP GP LLC	Delaware
IIT Burleson BP LP	Delaware
IIT Aurora DC III LLC	Delaware
IIT Miami DC II LLC	Delaware
IIT Steamboat DC Owner LLC	Delaware
IIT Steamboat DC LLC	Delaware
IIT Park 355 DC II LLC	Delaware
IIT Kent Valley DC III LLC	Delaware
IIT Englewood DC LLC	Delaware
IIT Miramar DC LLC	Delaware
IIT Atlanta Portfolio I LLC	Delaware
IIT Chicago Portfolio I LLC	Delaware
IIT Southaven DC LLC	Delaware
IIT Chickasaw LLC	Delaware
IIT Bolingbrook (VMF) LLC	Delaware
IIT Austin DC I-III GP LLC	Delaware
IIT Austin DC I-III LP	Delaware
IIT Houston DC I-IV GP LLC	Delaware
IIT Houston DC I-IV LP	Delaware
IIT Houston IC GP LLC	Delaware
IIT Houston IC LP	Delaware
IIT Freeport DC GP LLC	Delaware
IIT Freeport DC LP	Delaware
IIT Freeport Office GP LLC	Delaware
IIT Freeport Office LP	Delaware
IIT Westport DC LLC	Delaware
IIT Clifton DC LLC	Delaware
IIT York DC II Owner LLC	Delaware
IIT York DC II LLC	Delaware
IIT Beckwith Farms DC LLC	Delaware
IDI/IIT Valley Parkway – IIT Member LLC	Delaware
IIT Hayward DC GP LLC	Delaware
IIT Hayward DC LP	Delaware
IIT Northpoint CC GP LLC	Delaware
IIT Northpoint CC LP	Delaware
IIT Valley View BC GP LLC	Delaware
IIT Valley View BC LP	Delaware
IIT Marina West DC II LLC	Delaware

Name	Jurisdiction of Organization
IIT Beltway Crossing DC GP LLC	Delaware
IIT Beltway Crossing DC LP	Delaware
IIT Northpointe DC LLC	Delaware
IIT Gwinnett DC LLC	Delaware
IIT Bluegrass DC LLC	Delaware
IIT Bluegrass DC II LLC	Delaware
IIT Fremont DC II GP LLC	Delaware
IIT Fremont DC II LP	Delaware
IIT Kent Valley DC IV LLC	Delaware
IIT Broadway 101 CC LLC	Delaware
IIT South San Francisco DC II GP LLC	Delaware
IIT South San Francisco DC II LP	Delaware
IIT Valley Crossings DC Owner LLC	Delaware
IIT Valley Crossings DC LLC	Delaware
IIT Lakeview BC LLC	Delaware
IIT Carlisle DC Owner LLC	Delaware
IIT Carlisle DC LLC	Delaware
IIT Iron Run DC Owner LLC	Delaware
IIT Iron Run DC LLC	Delaware
IIT Artesia DC GP LLC	Delaware
IIT Artesia DC LP	Delaware
IIT Commerce Farms DC LLC	Delaware
IIT Elam Farms DC LLC	Delaware
IIT Greenwood DC LLC	Delaware
IIT Miami DC III Land LLC	Delaware
IIT Miami DC III LLC	Delaware
IIT Landover DC – Lender LLC	Delaware
IIT Landover DC LLC	Delaware
IIT Lehigh Valley DC II Owner Holdco LLC	Delaware
IIT Lehigh Valley DC II Owner LLC	Delaware
IIT Lehigh Valley DC II LLC	Delaware
IIT York DC III Owner Holdco LLC	Delaware
IIT York DC III Owner LLC	Delaware
IIT York DC III LLC	Delaware
IIT Columbus DC LLC	Delaware
IIT Fairburn DC LLC	Delaware
IIT Auburn DC LLC	Delaware
IIT Randall Crossing DC LLC	Delaware
IIT Waterfront DC LLC	Delaware
IIT South Bay DC GP LLC	Delaware
IIT South Bay DC LP	Delaware
IIT Beckwith Farms DC II LLC	Delaware
IIT Beckwith Farms DC III LLC	Delaware
IIT Fairfield Industrial Park LLC	Delaware
IIT Pinebrook Industrial Park LLC	Delaware
IIT Cajon DC GP LLC	Delaware
IIT Cajon DC LP	Delaware
IIT Chino DC GP LLC	Delaware
IIT Chino DC LP	Delaware
IIT Chino DC Lease Management LLC	Delaware
IIT I-95 DC Lender LLC	Delaware
IIT I-95 DC LLC	Delaware
IIT Capital Beltway CC LLC	Delaware
IIT Capital Beltway CC Lender LLC	Delaware
IIT AZ-CO-WA Holdco	Delaware
IIT Andover DC LLC	Delaware
IIT Buckeye DC LLC	Delaware
IIT Tacoma Distribution Center LLC	Delaware
IIT Denver DC LLC	Delaware

Name	Jurisdiction of Organization
IIT Lehigh Valley Crossing DC I Owner Holdco LLC	Delaware
IIT Lehigh Valley Crossing DC I Owner LLC	Delaware
IIT Lehigh Valley Crossing DC I LLC	Delaware
IIT Lehigh Valley Crossing DC II Owner Holdco LLC	Delaware
IIT Lehigh Valley Crossing DC II Owner LLC	Delaware
IIT Lehigh Valley Crossing DC II LLC	Delaware
IIT Lehigh Valley Crossing DC III LLC	Delaware
IIT Miami DC IV LLC	Delaware
IIT 1031 Parent LLC	Delaware
IIT 1031 TX Parent LLC	Delaware
IIT Beltway II DC GP LLC	Delaware
IIT Beltway II DC LP	Delaware
IIT Beltway DC II Lease Management LLC	Delaware
IIT Railport DC GP LLC	Delaware
IIT Railport DC LP	Delaware
IIT Turnpike DC LLC	Delaware
IIT North American Industrial Fund I GP LLC	Delaware
IIT North American Industrial Fund I Limited Partner LLC	Delaware
IIT North American Industrial Fund I Limited Partnership	Delaware
IIT Hofer Ranch Industrial Center GP LLC	Delaware
IIT Hofer Ranch TRS LLC	Delaware
IIT Hofer Ranch TRS GP LLC	Delaware
IIT Hofer Ranch TRS LP	Delaware
IIT Hofer Ranch Industrial Center LP	Delaware
IIT Ontario Mills DC GP LLC	Delaware
IIT Ontario Mills DC LP	Delaware
IIT Miami DC LLC	Delaware
IIT Sumner DC LLC	Delaware
IIT NAIF Intermediate Holdco GP I LLC	Delaware
IIT NAIF Intermediate Holdco I LP	Delaware
IIT Inland Empire Logistics Center GP LLC	Delaware
IIT Inland Empire Logistics Center LP	Delaware
IIT Bedford Park Logistics Center LLC	Delaware
IIT Texas Industrial Portfolio GP LLC	Delaware
IIT Texas Industrial Portfolio LP	Delaware
IIT NAIF Intermediate Holdco GP II LLC	Delaware
IIT NAIF Intermediate Holdco II LP	Delaware
IIT Franklin Square IC I LLC	Delaware
IIT Franklin Square IC II LLC	Delaware
IIT Northgate IC LLC	Delaware
IIT Southshore CC LLC	Delaware
IIT Orange County DC GP LLC	Delaware
IIT Orange County DC LP	Delaware
IIT Palo Verde DC LLC	Delaware
IIT South San Francisco DC GP LLC	Delaware
IIT South San Francisco DC LP	Delaware
IIT Redlands Industrial Center I GP LLC	Delaware
IIT Redlands Industrial Center I LP	Delaware
IIT Concours DC GP LLC	Delaware
IIT Concours DC LP	Delaware
IIT Redlands Industrial Center II GP LLC	Delaware
IIT Redlands Industrial Center II LP	Delaware
IIT Imperial DC GP LLC	Delaware
IIT Imperial DC LP	Delaware